                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  JUNE 22, 1998
                                                -----------------


                          CORSAIR COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



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
                  DELAWARE                                  0-25356                        77-0390406
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(State or other jurisdiction of incorporation)     (Commission File Number)     (IRS Employer Identification No.)
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3408 HILLVIEW AVENUE,  PALO ALTO, CALIFORNIA                        94304
--------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)





Registrant's telephone number, including area code        (650) 842-3300
                                                   -----------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                 AMENDMENT NO. 1


               Corsair Communications, Inc. ("Corsair") hereby amends the following items to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on July 7, 1998, respectively, as set forth in the pages attached hereto:

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS: The following financial statements and pro forma financial information are filed as a part of this report.

               (a) Financial Statements of Business Acquired. Subscriber Computing, Inc.

                    (1) January 7, 1998 Report of Independent Accountants (Deloitte & Touche LLP);

                    (2)  Balance Sheets as of September 30, 1997 and 1996;

                    (3) Statement of Operations for the years ended September 30, 1997, 1996 and 1995;

                    (4) Statements of Stockholder's Equity (Deficit) for the years ended September 30, 1997, 1996 and 1995;

                    (5) Statements of Cash Flows for the years ended September 30, 1997, 1996 and 1995; and

                    (6) Notes to Financial Statements for the years ended September 30, 1997, 1996 and 1995.

               (b) Pro Forma Financial Information. Corsair Communications, Inc. (on a consolidated basis) and Subscriber Computing, Inc.

                    (1) Pro Forma Combined Condensed Balance Sheet as of March 31, 1998 (unaudited).

                    (2) Pro Forma Combined Condensed Statement of Operations for the three months ended March 31, 1998 (unaudited);

                    (3) Pro Forma Combined Condensed Statement of Operations for the years ended December 31, 1997, 1996 and 1995 (unaudited);

                    (4) Notes to Pro Forma Combined Condensed Financial Information (unaudited)

               (c) Exhibits. The following documents are filed as exhibits to this report:

                    (1) Exhibit 7(a)(99.1) - Financial Statements of Business Acquired, Subscriber Computing, Inc.

                         A. January 7, 1998 Report of Independent Accountants (Deloitte & Touche LLP);

                         B.  Balance Sheet as of September 30, 1997 and 1996;

                         C. Statement of Operations for years ended September 30, 1997, 1996 and 1995;

                         D. Statement of Stockholder's equity for the years ended September 30, 1997, 1996 and 1995;

                         E. Statement of Cash Flows for the years ended September 30, 1997; 1996 and 1995;

                         F. Notes to Financial Statements for the years ended September 30, 1997, 1996 and 1995.

                    (2) Exhibit 7(b)(99.2) - Pro Forma Financial Information, Corsair Communications, Inc. (on a consolidated basis) and Subscriber Computing, Inc.

                         A. Pro forma Combined Condensed Balance Sheet as of March 31, 1998 (unaudited);

                         B. Pro forma Combined Condensed Statement of Operations for the three months ended March 31, 1998 (unaudited);

                         C. Pro Forma Combined Condensed Statement of Operations for years ended December 31, 1997, 1996 and 1995 (unaudited);

                         D. Notes to Pro Forma Combined Condensed Financial Information. (unaudited).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Corsair Communications, Inc.
                                    --------------------------------------
                                    (Registrant)

Date:  August 13, 1998              By:  /s/ Mary Ann Byrnes
                                       -----------------------------------

                                    Name: Mary Ann Byrnes

                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS


Document
--------
Exhibit 99.1             Financial Statements of Business Acquired

                         (1) January 7, 1998 Report of Independent Accountants
                             (Deloitte & Touche LLP)

                         (2) Balance Sheets for the fiscal year ended September
                             30, 1997 and 1996

                         (3) Statement of Operations for the years ended
                             September 30, 1997, 1996 and 1995

                         (4) Statement of Stockholder's Equity (Deficit) for the
                             years ended September 30, 1997, 1996 and 1995

                         (5) Statement of Cash Flows for the years ended
                             September 30, 1997, 1996 and 1995

                         (6) Notes to Financial Statement for the years ended
                             September 30, 1997, 1996 and 1995

Exhibit 99.2             Pro Forma Financial Information  Corsair Communications,
                         Inc. (on a consolidated basis) and Subscriber Computing, Inc.

                         (1) Introduction to Combined Condensed Financial
                             Statements

                         (2) Pro Forma Combined Condensed Balance Sheet as of
                             March 31, 1997 (unaudited)

                         (3) Pro Forma Combined Condensed Statement of
                             Operations for the three months ended March 31, 1998 (unaudited)

                         (4) Pro Forma Combined Condensed Statement of
                             Operations for the years ended December 31, 1997, 1996 and 1995

                         (5) Notes to Pro Forma Financial Information
                             (unaudited)
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